THE MORTGAGE POOL

General

References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date. The collateral information provided in this prospectus supplement is subject to a 5% variance.

The mortgage pool will consist of one- to four-family, adjustable-rate residential mortgage loans secured by first liens on mortgaged properties and fixed-rate residential mortgage loans secured by first and second liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

The Seller will convey the mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement. The company will convey the mortgage loans to the trust on the Closing Date pursuant to the Agreement. The Seller will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties will be assigned by the company to the Trustee for the benefit of the certificateholders and the certificate insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the certificateholders and the certificate insurer. In the event the Seller fails to repurchase a mortgage loan, Impac Holdings will be required to do so. See “The Mortgage Pools—Representations by Sellers” in the prospectus.

The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. See “—Underwriting” below.

Substantially all of the mortgage loans will initially be subserviced by Countrywide Home Loans Servicing LP. The subservicing with respect to substantially all of the mortgage loans will be transferred to GMAC Mortgage Corporation or an affiliate thereof on or about March 1, 2006, as described herein under “Pooling and Servicing Agreement—The Subservicers.”

All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary “due-on-sale” clause.

Certain of the mortgage loans will have their first scheduled monthly payments due in February 2006. As to those mortgage loans, no principal amortization payments will be distributed (unless prepayments are received thereon) until the distribution date occurring in February 2006, the month in which the first scheduled monthly payment is due. However, on the Closing Date, cash will be deposited in the Certificate Account in an amount equal to one month's interest accrued from December 1, 2005 (at the related mortgage rates) on such mortgage loans, to be remitted to the Trustee for distribution on the distribution date occurring in January 2006, the month prior to the month in which the first scheduled monthly payment is due on such mortgage loans.

Mortgage Rate Adjustment

The mortgage rate on the adjustable-rate mortgage loans will generally adjust monthly, semi-annually or annually commencing after an initial period after origination of one month, six months, one year, two years, three years, five years, seven years or ten years, as applicable, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index rate at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

The mortgage rate on a substantial majority of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index rate in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Adjustable-Rate Mortgage Loans

The index applicable to the determination of the mortgage rate on approximately 68.75% (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date) of the mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

Six-Month LIBOR

Month	1997	1998	1999	2000	2001	2002	2003	2004	2005
January	5.71%	5.75%	5.04%	6.23%	5.36%	1.99%	1.35%	1.21%	2.96%
February	5.68	5.78	5.17	6.32	4.96	2.06	1.34	1.10	3.15
March	5.96	5.80	5.08	6.53	4.71	2.33	1.26	1.09	3.39
April	6.08	5.87	5.08	6.61	4.23	2.10	1.29	1.10	3.42
May	6.01	5.81	5.19	7.06	3.91	2.09	1.22	1.11	3.54
June	5.94	5.87	5.62	7.01	3.83	1.95	1.12	1.36	3.71
July	5.83	5.82	5.65	6.88	3.70	1.86	1.15	1.99	3.92
August	5.86	5.69	5.90	6.83	3.48	1.82	1.21	1.99	4.06
September	5.85	5.36	5.96	6.76	2.53	1.75	1.18	2.17	4.22
October	5.81	5.13	6.13	6.72	2.17	1.62	1.22	2.30	4.45
November	6.04	5.28	6.04	6.68	2.10	1.47	1.25	2.62	4.58
December	6.01	5.17	6.13	6.20	1.98	1.38	1.22	2.78

The index applicable to the determination of the mortgage rate on approximately 13.21% (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date) of the mortgage loans is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

The index applicable to the determination of the mortgage rate on approximately 1.32% (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date) of the mortgage loans will be based on One-Month LIBOR. One-Month LIBOR will be a per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

The index applicable to the determination of the mortgage rate on approximately 0.01% of the adjustable-rate mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note, or One-Year CMT.

Prepayment Charges

Approximately 73.02% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

Primary Mortgage Insurance

Approximately 6.91% of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a PMI Insurer Policy), or (2) the PMI Insurer Policy.

Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered in an amount equal to at least 20.00% of the Allowable Claim.

See “Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder — Hazard Insurance Policies” in the prospectus.

The PMI Insurer

Radian Guaranty Inc.

Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and a wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. Radian is licensed in all 50 states and in the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian’s financial strength is rated “AA” by S&P and Fitch Ratings and “Aa3” by Moody’s. Radian’s financial strength currently is not rated by any other rating agency. Each financial strength rating of Radian should be evaluated independently. The ratings reflect the respective rating agencies’ current assessments of the creditworthiness of Radian and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of Offered Certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have an adverse effect on the market prices of the Offered Certificates. Radian does not guaranty the market prices of the Offered Certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

Copies of Radian’s quarterly and annual statutory financial statements, which are based on accounting principles that differ in significant respects from generally accepted accounting principles, are available upon request to Radian at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian’s telephone number is (215) 231-1000.

The PMI Policy

Approximately 6.67% of the mortgage loans by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date, are insured by the PMI Insurer pursuant to the PMI Insurer Policy. The mortgage loans covered by the PMI Insurer Policy are referred to as the PMI Mortgage Loans. The insured percentage of the claim varies on a loan-by-loan basis based upon the original loan-to-value ratio of the related mortgage loan.

The PMI Insurer Policy will only cover those mortgage loans which meet certain underwriting criteria as determined by the PMI Insurer. The PMI Insurer Policy will be required to remain in force with respect to each PMI Mortgage Loan until (i) the principal balance of the PMI Mortgage Loan is paid in full or liquidated, (ii) upon written notice of cancellation of the PMI Insurer Policy from the insured to the PMI Insurer, (iii) upon written notice of cancellation of the PMI Insurer Policy from the PMI Insurer to the insured or (iv) any event specified in the PMI Insurer Policy occurs that allows for the termination of that PMI Insurer Policy by the PMI Insurer.

The PMI Insurer Policy generally will require that delinquencies on any PMI Mortgage Loan must be reported to the PMI Insurer within fifteen (15) days after such loan is three (3) months in default, and appropriate proceedings to obtain title to the property securing such PMI Mortgage Loan must be commenced within six months of default. The PMI Policy under which the PMI Mortgage Loans are insured will contain provisions substantially as follows: (i) a claim generally includes unpaid principal, accrued interest to the date such claim is presented by the insured, and certain advances and expenses as set forth in the PMI Insurer Policy; (ii) when a claim is presented the PMI Insurer will have the option of either (A) paying the claim in full, taking title to the property securing the PMI Mortgage Loan, and arranging for its sale or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the PMI Mortgage Loan; and (iii) a claim generally must be paid within 60 days after the claim is filed by the insured.

Unless approved in writing by the PMI Insurer, the insured under the PMI Insurer Policy will not be permitted to make any change in the terms of a PMI Mortgage Loan, including the borrowed amount, mortgage rate, term or amortization schedule of the PMI Mortgage Loan, except as specifically permitted by the terms of the related PMI Mortgage Loan; nor make any change in the property or other collateral securing the PMI Mortgage Loan; nor release any mortgagor under the PMI Mortgage Loan from liability. If a PMI Mortgage Loan is assumed with the insured’s approval, the PMI Insurer’s liability for coverage of the PMI Mortgage Loan under the related PMI Insurer Policy generally will terminate as of the date of such assumption, unless the applicable PMI Insurer approves the assumption in writing.

The PMI Insurer Policy specifically excludes coverage of: (i) any claim resulting from a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; and (ii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, the PMI Insurer Policy or of its obligations as imposed by operation of law and (iii) certain other claims as set forth in the PMI Insurer Policy.

In issuing the PMI Insurer Policy, the PMI Insurer will rely upon certain information and data regarding the PMI Mortgage Loans furnished to the PMI Insurer by the originator. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) any loss arising in connection with the failure of the borrower to make any payment of principal and interest due under a loan which payment arises because the insured exercised its right to call or accelerate such loan or because the term of such loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest, (ii) any loss from a loan where a delinquency exists at the effective date of the certificate of insurance, as defined in the PMI Insurer Policy, (iii) misrepresentation or fraud in obtaining such PMI Insurer Policy or negligence in origination or servicing of the PMI Mortgage Loans, including, but not limited to, misrepresentation by the lender or certain other persons involved in the origination of the PMI Mortgage Loan or the application for insurance, or (iv) failure to construct a property securing a PMI Mortgage Loan in accordance with specified plans. In addition, the PMI Insurer Policy will not cover the costs or expenses related to the repair of physical damage to a property securing a PMI Mortgage Loan.

The preceding description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Insurer Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Insurer Policy, a copies of which are available upon request from the Trustee.

Mortgage Loan Characteristics

The statistical information included in this prospectus supplement with respect to the mortgage loans is based on a pool of 7,005 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,989,063,546.73, after application of scheduled payments due on or before the Cut-off Date whether or not received. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

Approximately 83.10% of the mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 14.91% of the mortgage loans have fixed rates and are secured by first liens on the related mortgaged property. Approximately 1.99% of the mortgage loans have fixed rates and are secured by second liens on the related mortgaged property.

The average principal balance of the mortgage loans at origination was approximately $284,053. No mortgage loan had a principal balance at origination of greater than approximately $2,000,000 or less than approximately $10,000. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $283,949. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $2,000,000 or less than approximately $3,560.

As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 3.500% per annum to approximately 14.125% per annum and the weighted average mortgage rate was approximately 6.769% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 355 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to February 1, 2004 or after February 1, 2006, or will have a remaining term to stated maturity of less than 144 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is January 1, 2036.

Approximately 0.31%, 53.33% and 30.11% of the mortgage loans have initial interest only periods of three, five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the mortgage loans was approximately 76.49%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any mortgage loans was greater than approximately 100.00% or less than approximately 12.65%.

The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS® System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS® System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 34.99% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see “Yield on the Certificates—Yield Sensitivity of the Offered Certificates” in this prospectus supplement.

Approximately 508 mortgage loans, representing approximately 1.90% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date) are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to stated maturity of approximately 175.77 months.

None of the mortgage loans are buydown mortgage loans.

None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

As of the Closing Date, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any mortgage loans was greater than 100.00%.

Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
30Yr Fixed	$117,290,400	480	5.90%	$244,355	6.709%	358.70	702	72.23%
15Yr Fixed	4,100,491	26	0.21	157,711	6.786	177.16	711	66.45
20Yr Fixed	1,706,343	10	0.09	170,634	6.886	238.55	687	75.46
30/15 Fixed Balloon	37,909,624	519	1.91	73,044	10.594	175.75	694	95.17
20Yr Fixed - IO	67,985	1	0.00	67,985	10.500	237.00	629	99.99
15Yr Fixed - IO	827,525	10	0.04	82,753	11.043	175.38	676	98.57
30Yr Fixed - IO	173,540,961	500	8.72	347,082	6.659	358.94	710	71.90
30Y LIB1M	2,041,428	4	0.10	510,357	6.381	358.18	719	79.08
30Y LIB1M - IO	21,083,454	49	1.06	430,275	6.567	358.50	686	71.92
30Y LIB6M	7,158,434	29	0.36	246,843	6.873	358.96	683	77.43
30Y LIB6M - IO	106,682,712	282	5.36	378,307	6.627	359.08	697	75.54
30Y LIB12M	12,536,730	46	0.63	272,538	6.969	359.52	667	76.78
30Y LIB12M - IO	235,831,309	689	11.86	342,281	6.539	359.48	695	77.84
2/28 LIB6M	84,053,280	392	4.23	214,422	7.068	358.65	672	77.05
2/28 LIB6M - IO	801,177,307	2,747	40.28	291,655	6.786	358.86	681	77.83
2/1 LIB12M	487,540	1	0.02	487,540	5.375	356.00	739	75.00
2/1 LIB12M - IO	475,000	1	0.02	475,000	5.625	359.00	773	69.34
3/27 LIB6M	13,132,900	66	0.66	198,983	6.899	358.55	675	75.43
3/27 LIB6M - IO	128,856,135	408	6.48	315,824	6.568	358.74	696	77.02
3/1 LIB12M - IO	330,200	2	0.02	165,100	6.135	358.00	662	78.65
5/25 LIB6M	37,379,116	175	1.88	213,595	6.768	358.73	704	77.46
5/25 LIB6M - IO	175,858,225	496	8.84	354,553	6.534	359.03	711	73.12
5/1 LIB12M	1,108,828	3	0.06	369,609	6.264	359.04	696	72.32
5/1 LIB12M - IO	9,627,933	23	0.48	418,606	5.843	358.88	726	73.75
7/23 LIB6M	812,743	2	0.04	406,371	5.975	359.78	759	64.17
7/23 LIB6M - IO	7,902,904	16	0.40	493,931	5.915	359.51	723	71.23
7/1 LIB12M	232,779	1	0.01	232,779	6.250	359.00	707	58.25
7/1 LIB12M - IO	1,553,000	3	0.08	517,667	5.810	358.72	776	64.34
7/1 CMT1Y	231,775	1	0.01	231,775	6.125	359.00	609	80.00
10/20 LIB6M	1,023,647	6	0.05	170,608	6.418	359.17	697	72.23
10/20 LIB6M - IO	3,392,600	10	0.17	339,260	6.212	358.55	736	68.85
10/1 LIB12M - IO	650,000	1	0.03	650,000	6.250	359.00	720	77.38
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

______________________

(1)     A mortgage loan with a loan program including the term “30Y LIB1M” has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB6M” has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB12M” has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “2/28 LIB12M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “3/27 LIB6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB12M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/23 LIB12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 CMT1Y” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term “10/20 LIB6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “IO” has an interest only period. A mortgage loan with a loan program of “15Yr Fixed”, “20Yr Fixed” or “30Yr Fixed” is a fixed-rate loan with a term of 15, 20 or 30 years, respectively. A mortgage loan with a loan program of “30/15 Fixed Balloon” has an amortization term of 30 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balance ($)	Original Balance	No. of Loans	% of Total by Original Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
$0.01 - $50,000.00	$8,690,123	263	0.44%	$33,042	10.833%	190.28	697	93.00%
$50,000.01 - $100,000.00	40,122,491	514	2.02	78,059	8.424	291.80	683	83.14
$100,000.01 - $150,000.00	117,988,242	932	5.93	126,597	7.198	347.97	681	78.15
$150,000.01 - $200,000.00	182,781,666	1,033	9.19	176,943	6.904	355.28	685	77.40
$200,000.01 - $250,000.00	207,124,993	920	10.41	225,136	6.803	357.24	685	77.12
$250,000.01 - $300,000.00	216,716,287	786	10.90	275,720	6.785	354.93	685	77.60
$300,000.01 - $350,000.00	203,976,961	628	10.25	324,804	6.674	358.36	685	77.56
$350,000.01 - $400,000.00	208,555,333	555	10.49	375,775	6.657	358.30	693	77.07
$400,000.01 - $450,000.00	139,593,437	328	7.02	425,590	6.615	358.39	697	76.57
$450,000.01 - $500,000.00	137,809,952	289	6.93	476,851	6.596	357.80	693	76.54
$500,000.01 - $550,000.00	95,156,509	181	4.78	525,727	6.549	358.02	699	76.85
$550,000.01 - $600,000.00	93,173,049	162	4.68	575,142	6.548	359.07	700	76.86
$600,000.01 - $650,000.00	70,756,948	112	3.56	631,758	6.441	358.03	711	74.94
$650,000.01 - $700,000.00	40,698,654	60	2.05	678,311	6.673	356.08	696	77.23
$700,000.01 - $750,000.00	46,808,589	64	2.35	731,384	6.733	359.22	698	71.94
$750,000.01 - $800,000.00	21,842,472	28	1.10	780,088	6.581	358.96	712	74.94
$800,000.01 - $850,000.00	11,645,865	14	0.59	831,847	7.010	358.94	685	71.74
$850,000.01 - $900,000.00	21,303,546	24	1.07	887,648	6.615	359.08	706	73.47
$900,000.01 - $950,000.00	5,594,000	6	0.28	932,333	6.391	359.00	703	72.68
$950,000.01 - $1,000,000.00	48,385,650	49	2.43	987,462	6.563	358.96	698	67.40
$1,050,000.01 - $1,100,000.00	4,289,989	4	0.22	1,072,497	6.936	359.49	710	70.02
$1,100,000.01 - $1,150,000.00	8,933,300	8	0.45	1,116,663	6.660	359.37	709	69.28
$1,150,000.01 - $1,200,000.00	4,725,000	4	0.24	1,181,250	6.341	359.00	751	71.19
$1,200,000.01 - $1,250,000.00	2,442,500	2	0.12	1,221,250	6.942	358.51	718	67.47
$1,250,000.01 - $1,300,000.00	5,111,250	4	0.26	1,277,813	6.903	358.26	738	69.96
$1,300,000.01 - $1,350,000.00	5,329,500	4	0.27	1,332,375	6.565	359.50	719	71.27
$1,350,000.01 - $1,400,000.00	1,397,000	1	0.07	1,397,000	5.875	359.00	665	64.97
$1,400,000.01 - $1,450,000.00	8,573,350	6	0.43	1,428,892	6.626	359.00	716	65.03
$1,450,000.01 - $1,500,000.00	11,852,150	8	0.60	1,481,519	6.625	358.88	702	68.55
$1,500,000.01 - $1,550,000.00	1,505,000	1	0.08	1,505,000	6.625	360.00	626	70.00
$1,600,000.01 - $1,650,000.00	4,880,000	3	0.25	1,626,667	6.831	359.67	711	68.34
$1,700,000.01 - $1,750,000.00	3,467,000	2	0.17	1,733,500	6.255	358.50	744	50.08
$1,800,000.01 - $1,850,000.00	1,850,000	1	0.09	1,850,000	6.990	358.00	666	64.52
$1,950,000.01 - $2,000,000.00	5,982,500	3	0.30	1,994,167	6.334	360.00	717	62.67
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

As of the Cut-Off Date, the average original principal balance of the mortgage loans was approximately $284,193.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balance ($)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
$0.01 - $50,000.00	$8,623,255	261	0.43%	$33,039	10.822%	190.40	697	92.97%
$50,000.01 - $100,000.00	40,078,278	514	2.01	77,973	8.432	291.56	684	83.18
$100,000.01 - $150,000.00	117,979,203	932	5.93	126,587	7.202	347.77	681	78.16
$150,000.01 - $200,000.00	182,999,274	1,034	9.20	176,982	6.904	355.27	685	77.41
$200,000.01 - $250,000.00	206,435,844	917	10.37	225,121	6.804	357.23	685	77.15
$250,000.01 - $300,000.00	217,217,693	788	10.92	275,657	6.785	354.93	685	77.56
$300,000.01 - $350,000.00	204,328,688	629	10.27	324,847	6.673	358.36	685	77.56
$350,000.01 - $400,000.00	208,591,443	555	10.48	375,840	6.657	358.30	693	77.07
$400,000.01 - $450,000.00	140,031,894	329	7.04	425,629	6.614	358.39	697	76.54
$450,000.01 - $500,000.00	137,835,318	289	6.93	476,939	6.596	357.79	693	76.54
$500,000.01 - $550,000.00	95,181,107	181	4.78	525,862	6.549	358.02	699	76.85
$550,000.01 - $600,000.00	92,592,227	161	4.65	575,107	6.550	359.08	699	76.84
$600,000.01 - $650,000.00	70,749,800	112	3.56	631,695	6.443	358.02	711	75.03
$650,000.01 - $700,000.00	41,399,950	61	2.08	678,688	6.662	356.11	697	77.11
$700,000.01 - $750,000.00	46,814,028	64	2.35	731,469	6.733	359.22	698	71.93
$750,000.01 - $800,000.00	21,844,599	28	1.10	780,164	6.581	358.96	712	74.94
$800,000.01 - $850,000.00	11,648,656	14	0.59	832,047	7.010	358.93	685	71.74
$850,000.01 - $900,000.00	21,304,930	24	1.07	887,705	6.615	359.08	706	73.47
$900,000.01 - $950,000.00	5,594,000	6	0.28	932,333	6.391	359.00	703	72.68
$950,000.01 - $1,000,000.00	48,388,459	49	2.43	987,520	6.563	358.96	698	67.40
$1,050,000.01 - $1,100,000.00	4,289,989	4	0.22	1,072,497	6.936	359.49	710	70.02
$1,100,000.01 - $1,150,000.00	8,933,300	8	0.45	1,116,663	6.660	359.37	709	69.28
$1,150,000.01 - $1,200,000.00	4,725,000	4	0.24	1,181,250	6.341	359.00	751	71.19
$1,200,000.01 - $1,250,000.00	2,442,500	2	0.12	1,221,250	6.942	358.51	718	67.47
$1,250,000.01 - $1,300,000.00	5,111,250	4	0.26	1,277,813	6.903	358.26	738	69.96
$1,300,000.01 - $1,350,000.00	5,329,500	4	0.27	1,332,375	6.565	359.50	719	71.27
$1,350,000.01 - $1,400,000.00	1,397,000	1	0.07	1,397,000	5.875	359.00	665	64.97
$1,400,000.01 - $1,450,000.00	8,573,350	6	0.43	1,428,892	6.626	359.00	716	65.03
$1,450,000.01 - $1,500,000.00	11,852,150	8	0.60	1,481,519	6.625	358.88	702	68.55
$1,500,000.01 - $1,550,000.00	1,505,000	1	0.08	1,505,000	6.625	360.00	626	70.00
$1,600,000.01 - $1,650,000.00	4,880,000	3	0.25	1,626,667	6.831	359.67	711	68.34
$1,700,000.01 – $1,750,000.00	3,467,000	2	0.17	1,733,500	6.255	358.50	744	50.08
$1,800,000.01 - $1,850,000.00	1,850,000	1	0.09	1,850,000	6.990	358.00	666	64.52
$1,950,000.01 - $2,000,000.00	5,982,500	3	0.30	1,994,167	6.334	360.00	717	62.67
Total	$1,989,977,185	6,999	100.00%	$284,323	6.770%	354.88	692	76.49%

As of origination, the average current principal balance of the mortgage loans was approximately $284,323.

Mortgage Rates

Range of Mortgage Rates (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	$300,000	1	0.02%	$300,000	3.500%	353.00	723	48.38%
4.500 - 4.999	7,013,418	21	0.35	333,972	4.761	358.38	705	75.81
5.000 - 5.499	42,810,615	117	2.15	365,903	5.257	358.39	712	75.79
5.500 - 5.999	280,627,611	816	14.11	343,906	5.781	357.25	711	71.96
6.000 - 6.499	427,595,029	1,299	21.50	329,172	6.232	358.77	701	75.06
6.500 - 6.999	613,127,352	2,025	30.82	302,779	6.723	358.53	687	76.33
7.000 - 7.499	289,499,619	1,049	14.55	275,977	7.201	358.46	681	77.92
7.500 - 7.999	206,095,218	757	10.36	272,253	7.695	358.95	679	78.85
8.000 - 8.499	45,726,705	186	2.30	245,843	8.175	357.20	680	80.12
8.500 - 8.999	27,648,762	160	1.39	172,805	8.699	338.61	664	83.05
9.000 - 9.499	8,130,408	54	0.41	150,563	9.175	312.11	669	85.19
9.500 - 9.999	10,932,118	105	0.55	104,115	9.728	249.87	678	91.61
10.000 - 10.499	7,333,156	83	0.37	88,351	10.202	209.83	701	92.71
10.500 - 10.999	6,214,646	91	0.31	68,293	10.733	191.57	699	95.48
11.000 - 11.499	4,832,260	69	0.24	70,033	11.147	184.81	698	95.96
11.500 - 11.999	5,084,537	65	0.26	78,224	11.735	186.71	677	95.69
12.000 - 12.499	2,479,498	40	0.12	61,987	12.140	186.51	680	96.92
12.500 - 12.999	1,824,506	29	0.09	62,914	12.737	176.27	694	95.74
13.000 - 13.499	1,353,480	21	0.07	64,451	13.185	221.76	657	94.38
13.500 - 13.999	344,434	10	0.02	34,443	13.643	175.66	655	95.52
14.000 - 14.499	89,935	1	0.00	89,935	14.125	176.00	660	95.00
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

As of the Cut-off Date, the weighted average mortgage rate of the mortgage loans was approximately 6.770% per annum.

Gross Margin*

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.500 - 1.749	$630,500	1	0.04%	$630,500	6.750%	359.00	789	65.00%
1.750 - 1.999	1,706,000	2	0.10	853,000	5.897	359.00	746	72.30
2.250 - 2.499	184,051,728	456	11.13	403,622	6.162	359.09	721	72.10
2.500 - 2.749	1,070,500	3	0.06	356,833	6.223	357.32	717	68.51
2.750 - 2.999	120,807,576	346	7.31	349,155	6.863	358.75	698	73.95
3.000 - 3.249	36,372,873	106	2.20	343,140	6.426	358.64	694	75.58
3.250 - 3.499	253,612,994	825	15.34	307,410	6.894	359.23	698	76.43
3.500 - 3.749	60,144,442	204	3.64	294,826	6.654	358.94	700	73.59
3.750 - 3.999	29,235,603	103	1.77	283,841	6.691	359.07	696	75.80
4.000 - 4.249	318,100,634	945	19.24	336,614	6.573	359.39	693	77.31
4.250 - 4.499	17,791,976	65	1.08	273,723	6.719	358.60	697	79.18
4.500 - 4.749	13,160,062	52	0.80	253,078	6.406	358.76	678	80.56
4.750 - 4.999	31,089,943	115	1.88	270,347	6.111	358.43	669	80.16
5.000 - 5.249	232,045,343	813	14.03	285,419	6.600	358.42	690	76.92
5.250 - 5.499	60,019,965	236	3.63	254,322	6.654	358.80	660	81.19
5.500 - 5.749	62,695,001	264	3.79	237,481	6.672	358.81	654	80.08
5.750 - 5.999	90,754,070	366	5.49	247,962	6.821	358.62	660	80.11
6.000 - 6.249	37,911,101	149	2.29	254,437	7.093	358.92	655	80.62
6.250 - 6.499	31,937,707	124	1.93	257,562	7.282	358.94	660	80.85
6.500 - 6.749	33,604,628	130	2.03	258,497	7.692	359.13	649	79.73
6.750 - 6.999	20,335,387	73	1.23	278,567	7.813	358.79	657	80.90
7.000 - 7.249	5,997,975	25	0.36	239,919	7.994	358.74	667	80.73
7.250 - 7.499	3,163,003	15	0.19	210,867	8.125	359.32	652	80.62
7.500 - 7.749	1,865,416	11	0.11	169,583	8.522	359.19	663	84.29
7.750 - 7.999	4,221,320	16	0.26	263,833	8.418	359.44	659	82.82
8.000 - 8.249	346,189	3	0.02	115,396	9.058	359.18	680	87.48
8.500 - 8.749	463,418	3	0.03	154,473	9.481	359.11	646	81.87
>= 10.000	484,625	2	0.03	242,313	12.602	360.00	636	91.49
Total	$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

______________

As of the Cut-off Date, the weighted average Gross Margin of the mortgage loans was approximately 4.154% per annum.

*Excludes fixed rate mortgage loans.

Maximum Mortgage Rate*

Range of Maximum Mortgage Rates (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
< 8.000	$401,830	1	0.02%	$401,830	6.500%	357.00	582	65.00%
9.000 - 9.499	479,750	1	0.03	479,750	7.125	360.00	658	79.99
9.500 - 9.999	10,030,373	20	0.61	501,519	6.939	358.24	700	70.74
10.000 - 10.499	3,347,034	7	0.20	478,148	5.173	358.05	744	76.60
10.500 - 10.999	20,937,361	55	1.27	380,679	5.456	358.75	725	75.54
11.000 - 11.499	61,494,293	169	3.72	363,872	5.637	358.66	708	76.32
11.500 - 11.999	234,104,263	713	14.16	328,337	5.884	358.76	701	74.37
12.000 - 12.499	355,255,607	1,116	21.48	318,329	6.293	358.97	694	76.59
12.500 - 12.999	507,219,236	1,693	30.67	299,598	6.755	358.97	686	76.77
13.000 - 13.499	221,138,428	788	13.37	280,633	7.206	359.14	680	78.10
13.500 - 13.999	156,342,346	562	9.45	278,189	7.664	359.09	678	78.77
14.000 - 14.499	41,820,643	154	2.53	271,563	7.986	359.02	677	79.74
14.500 - 14.999	27,185,603	108	1.64	251,719	8.352	359.11	665	80.42
15.000 - 15.499	6,381,137	30	0.39	212,705	8.817	358.97	654	81.76
15.500 - 15.999	4,893,468	22	0.30	222,430	8.678	358.83	653	80.63
16.000 - 16.499	1,285,150	6	0.08	214,192	10.086	358.61	679	81.83
16.500 - 16.999	578,813	4	0.04	144,703	10.227	359.28	637	84.64
17.000 - 17.499	144,875	1	0.01	144,875	11.375	360.00	651	95.00
17.500 - 17.999	240,019	2	0.01	120,009	11.891	358.41	639	92.06
19.000 - 19.499	339,750	1	0.02	339,750	13.125	360.00	630	90.00
Total	$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

______________

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the mortgage loans was approximately 12.629% per annum.

*Excludes fixed rate mortgage loans.

Initial Fixed-Rate Period*

Initial Fixed Period	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1	$23,124,882	53	1.40%	$436,319	6.551%	358.48	689	72.55%
6	113,841,146	311	6.88	366,049	6.642	359.07	696	75.66
12	248,368,039	735	15.02	337,916	6.561	359.48	694	77.78
24	886,193,127	3,141	53.59	282,137	6.811	358.84	680	77.75
36	142,319,235	476	8.61	298,990	6.598	358.72	694	76.88
60	223,974,103	697	13.54	321,340	6.542	358.98	710	73.87
84	10,733,199	23	0.65	466,661	5.916	359.39	730	69.61
120	5,066,247	17	0.31	298,015	6.258	358.73	726	70.63
Total	$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

______________

*Excludes fixed rate mortgage loans.

**This is an introductory rate program.

Initial Rate Cap*

Initial Cap (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	$133,156,538	353	8.05%	$377,214	6.632%	358.98	696	75.06%
1.500	743,706	2	0.04	371,853	7.465	359.28	669	80.00
2.000	277,518,865	828	16.78	335,168	6.605	359.39	693	78.03
3.000	1,004,476,271	3,570	60.74	281,366	6.781	358.85	681	77.35
4.000	1,058,478	3	0.06	352,826	7.704	359.00	628	82.15
4.500	472,000	1	0.03	472,000	6.750	359.00	655	80.00
5.000	116,632,581	358	7.05	325,789	6.603	358.75	706	77.52
5.625	545,250	1	0.03	545,250	6.625	359.00	689	74.70
6.000	119,016,291	337	7.20	353,164	6.344	359.02	721	71.39
Total	$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

______________

*Excludes fixed rate mortgage loans.

Subsequent Periodic Rate Cap*

Subsequent Cap (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	$1,239,882,353	4,241	74.98%	$292,356	6.756%	358.85	685	77.15%
1.500	862,637	3	0.05	287,546	7.642	359.25	654	78.62
2.000	410,997,518	1,203	24.85	341,644	6.513	359.27	702	76.00
2.500	710,478	2	0.04	355,239	7.559	359.00	629	83.21
3.000	267,872	1	0.02	267,872	9.625	359.00	594	80.00
6.000	899,121	3	0.05	299,707	5.582	357.00	744	66.81
Total	$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

______________

*Excludes fixed rate mortgage loans.

Original Loan-to-Value Ratios*

Range of Loan-to- Value Ratios (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 20.00	$585,682	4	0.03%	$146,420	6.485%	333.19	669	16.33%
20.01 - 25.00	796,837	5	0.04	159,367	6.204	358.65	764	23.15
25.01 - 30.00	5,247,265	13	0.26	403,636	5.958	358.52	753	28.59
30.01 - 35.00	3,282,724	16	0.17	205,170	6.124	358.67	709	32.47
35.01 - 40.00	9,974,790	32	0.50	311,712	6.476	349.50	712	37.67
40.01 - 45.00	10,577,288	36	0.53	293,814	6.273	358.59	722	43.10
45.01 - 50.00	18,327,801	58	0.92	315,997	6.173	357.92	712	47.84
50.01 - 55.00	20,858,073	66	1.05	316,031	6.184	356.50	718	53.00
55.01 - 60.00	44,009,774	114	2.21	386,051	6.255	356.18	713	58.34
60.01 - 65.00	98,714,662	243	4.96	406,233	6.395	357.60	697	64.00
65.01 - 70.00	230,120,585	740	11.57	310,974	6.648	359.06	702	69.52
70.01 - 75.00	272,450,002	822	13.70	331,448	6.621	357.77	694	74.57
75.01 - 80.00	1,076,124,498	3,673	54.10	292,982	6.733	358.62	688	79.81
80.01 - 85.00	36,670,609	134	1.84	273,661	6.824	356.84	669	84.13
85.01 - 90.00	103,122,041	489	5.18	210,884	7.313	345.29	676	89.60
90.01 - 95.00	35,136,916	326	1.77	107,782	9.033	291.62	703	94.82

95.01 - 100.00	23,063,758	228	1.16	101,157	9.790	223.35	693	99.92
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 5.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 75.02%.

*Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	$1,528,292,676	4,908	76.83%	$311,388	6.664%	355.50	687	76.88%
Investment	379,665,548	1,740	19.09	218,199	7.150	353.11	709	74.93
Second Home	81,105,082	351	4.08	231,069	6.993	351.71	711	76.58
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

Occupancy type is based on the representation of the borrower at the time of origination.

Purpose

Purpose	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	$1,312,459,479	4,791	65.98%	$273,943	6.853%	354.31	696	78.12%
Refinance-Cash-out	547,585,408	1,751	27.53	312,727	6.650	355.65	683	73.19
Refinance No Cash-out	129,018,418	457	6.49	282,316	6.435	357.59	684	73.98
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Progressive Series Program (Limited (Stated) Documentation)	$1,180,600,802	4,041	59.35%	$292,156	6.815%	353.87	692	76.81%
Progressive Series Program (Full Documentation)	286,756,155	1,180	14.42	243,014	6.410	356.05	684	77.67
Progressive Express Program (Verified Assets)	224,966,364	790	11.31	284,768	6.883	355.01	698	77.01
Progressive Express No Doc Program (No Documentation)	162,206,057	532	8.15	304,899	6.840	357.87	700	70.53
Progressive Series Program (Stated Income/Stated Assets Documentation)	57,799,898	199	2.91	290,452	6.953	357.22	693	76.50
Progressive Express Program (Non Verified Assets)	39,057,265	126	1.96	309,978	7.036	356.67	690	78.74
Progressive Series Program (Alternative Documentation)	22,136,878	71	1.11	311,787	6.393	358.99	680	76.78
Progressive Series Program (No Income/No Asset Documentation)	6,705,856	28	0.34	239,495	6.671	359.14	686	84.22
Progressive Express Program No Doc Program (Verified Assets)	6,395,618	25	0.32	255,825	7.073	359.09	699	75.04
Progressive Series Program (Full Income/Stated Assets Documentation)	2,438,413	7	0.12	348,345	6.743	358.91	709	80.10
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

See “—Underwriting Standards” below for a detailed description of the Seller's loan programs and documentation requirements.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
A+(1)	$1,037,865,108	3,443	52.18%	$301,442	6.625%	354.10	728	75.35%
A(1)	833,693,512	3,135	41.91	265,931	6.894	355.34	650	77.82
A-(1)	30,244,652	124	1.52	243,908	7.085	357.67	608	74.35
ALTB,A(1)	18,947,945	67	0.95	282,805	7.674	358.07	634	77.39
ALTB, A-(1)	1,668,223	6	0.08	278,037	7.814	358.69	632	79.90
B(1)	118,932	1	0.01	118,932	8.750	359.00	565	70.00
Progressive Express™ I(2)	40,235,128	132	2.02	304,812	6.854	359.33	726	78.47
Progressive Express™ II (2)	24,011,951	83	1.21	289,301	7.328	359.24	648	78.17
Progressive Express™ III(2)	1,464,856	4	0.07	366,214	6.491	358.97	606	79.10
Progressive Express™ IV(2)	442,590	2	0.02	221,295	9.044	358.36	588	85.48
Progressive Express™ VI(2)	370,410	2	0.02	185,205	9.875	359.47	543	73.82
Total:	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

______________

(1)       All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV and V respectively.

(2)      These mortgage loans were originated under the Seller's Progressive Express™ Program. The underwriting for these mortgage loans is generally based on the borrower's “Credit Score” score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above. All of the mortgage loans originated pursuant to the Express Priority Refi™ Program have been placed in Progressive Express™ Programs II and III.

See “—Underwriting Standards” below for a description of the Seller's risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	$1,263,679,897	4,341	63.53%	$291,103	6.701%	355.47	689	76.29%
Condominium	207,666,404	979	10.44	212,121	6.833	353.47	698	77.82
Planned Unit Development	178,128,390	632	8.96	281,849	6.694	355.20	696	77.55
Deminimis Planned Unit Development	137,728,099	421	6.92	327,145	6.921	352.51	690	77.22
2 Family	75,894,740	254	3.82	298,798	6.989	353.94	694	76.72
4 Family	45,043,366	120	2.26	375,361	7.175	355.94	708	72.71
3 Family	37,441,089	101	1.88	370,704	7.193	353.65	703	72.43
Hi-Rise	28,467,409	78	1.43	364,967	7.133	351.83	708	76.30
Townhouse	8,843,176	46	0.44	192,243	7.184	352.06	682	80.03
Condotel	5,831,000	24	0.29	242,958	7.060	359.04	705	70.75
Condononowa	197,442	2	0.01	98,721	8.963	336.05	680	81.96
Rowhouse	142,294	1	0.01	142,294	7.500	359.00	659	80.00
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	$2,587,554	16	0.13%	$161,722	7.397%	289.19	691	80.58%
Arkansas	108,880	2	0.01	54,440	7.505	358.59	713	78.47
Arizona	75,698,435	359	3.81	210,859	6.856	355.89	691	77.65
California	1,098,010,122	2,948	55.20	372,459	6.565	355.75	697	75.10
Colorado	23,164,486	110	1.16	210,586	6.846	356.25	665	77.67
Connecticut	7,284,138	30	0.37	242,805	7.118	358.45	683	80.11
District of Columbia	995,200	3	0.05	331,733	7.047	359.42	655	75.78
Delaware	1,745,399	7	0.09	249,343	7.216	358.90	643	79.65
Florida	230,035,689	1,138	11.57	202,140	7.137	352.65	696	78.11
Georgia	19,440,292	104	0.98	186,926	6.714	354.17	687	78.78
Hawaii	30,151,100	61	1.52	494,280	6.974	353.57	700	73.54
Iowa	681,087	5	0.03	136,217	6.657	358.10	661	78.68
Idaho	2,859,275	16	0.14	178,705	6.739	336.36	695	77.13
Illinois	41,912,775	206	2.11	203,460	7.333	351.68	683	79.56
Indiana	2,254,430	24	0.11	93,935	7.896	347.41	662	83.32
Kansas	869,822	6	0.04	144,970	6.712	357.45	666	76.67
Kentucky	1,583,602	18	0.08	87,978	7.072	349.07	673	80.22
Louisiana	420,360	5	0.02	84,072	7.224	338.37	689	81.64
Massachusetts	14,093,469	54	0.71	260,990	6.924	347.76	672	78.37
Maryland	62,911,922	234	3.16	268,854	6.962	354.07	673	78.91
Maine	1,930,293	11	0.10	175,481	7.074	359.08	688	79.56
Michigan	9,682,961	66	0.49	146,712	6.893	357.32	671	78.89
Minnesota	18,018,744	101	0.91	178,403	6.904	355.25	658	81.12
Missouri	5,350,915	37	0.27	144,619	7.005	356.81	677	82.09
Mississippi	1,132,298	9	0.06	125,811	7.239	336.81	682	83.10
Montana	747,520	2	0.04	373,760	6.272	356.59	617	65.43
North Carolina	10,507,070	62	0.53	169,469	7.116	354.72	674	81.74
Nebraska	190,150	2	0.01	95,075	7.215	359.52	636	77.38
New Hampshire	2,068,823	9	0.10	229,869	7.022	358.77	681	78.23
New Jersey	39,810,721	152	2.00	261,913	7.114	353.38	669	78.16
New Mexico	1,787,003	17	0.09	105,118	7.348	351.81	713	76.66
Nevada	53,133,615	221	2.67	240,424	6.918	354.01	685	77.90
New York	43,829,657	108	2.20	405,830	7.027	356.41	696	75.51
Ohio	6,671,546	42	0.34	158,846	6.960	358.92	655	81.18
Oklahoma	460,810	4	0.02	115,202	7.068	346.21	671	77.21
Oregon	15,000,823	78	0.75	192,318	6.739	357.73	672	76.70
Pennsylvania	7,805,220	39	0.39	200,134	7.174	352.85	667	79.91
Rhode Island	2,822,809	15	0.14	188,187	7.296	353.95	665	77.32
South Carolina	4,397,655	29	0.22	151,643	6.659	355.79	672	81.05
South Dakota	642,700	4	0.03	160,675	7.656	358.00	738	69.99
Tennessee	5,865,428	39	0.29	150,396	6.929	358.11	685	81.36
Texas	10,895,491	77	0.55	141,500	7.266	353.25	692	79.11
Utah	5,167,411	35	0.26	147,640	7.075	354.89	698	78.32
Virginia	87,422,421	307	4.40	284,764	7.082	354.33	685	78.75
Vermont	312,414	2	0.02	156,207	7.625	357.64	717	88.20
Washington	32,982,662	162	1.66	203,597	6.676	355.11	679	77.89
Wisconsin	2,644,913	18	0.13	146,940	6.901	358.90	667	82.23
Wyoming	973,200	5	0.05	194,640	6.472	358.45	650	79.45
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

No more than approximately .45% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt to Income Ratio

Range of Debt-to- Income Ratio (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 5.00	$756,690	5	0.04%	$151,338	6.714%	358.98	696	76.45%
5.01 - 10.00	2,141,124	7	0.11	305,875	7.173	356.35	678	75.78
10.01 - 15.00	10,108,522	38	0.51	266,014	6.522	355.27	695	71.71
15.01 - 20.00	13,829,061	58	0.70	238,432	6.569	351.52	708	73.51
20.01 - 25.00	37,132,900	160	1.87	232,081	6.767	352.24	698	75.05
25.01 - 30.00	100,009,701	369	5.03	271,029	6.691	356.73	699	75.40
30.01 - 35.00	211,112,945	710	10.61	297,342	6.653	356.23	695	75.00
35.01 - 40.00	335,963,844	1,115	16.89	301,313	6.647	355.21	693	76.86
40.01 - 45.00	423,472,885	1,418	21.29	298,641	6.723	355.52	692	77.36
45.01 - 50.00	437,129,406	1,608	21.98	271,847	6.834	355.70	680	78.46
50.01 - 55.00	13,580,112	43	0.68	315,817	6.529	358.24	686	75.33
Greater than 55.00	3,238,024	9	0.16	359,780	6.199	358.88	715	81.16
Unknown	400,588,094	1,459	20.14	274,563	6.960	352.10	699	74.54
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

As of the Cut-off Date, the weighted average debt to income ratio of the mortgage loans was approximately 40.10% per annum.

Prepayment Penalty Period

Number of Months	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
No Penalty	$536,729,063	1,921	26.98%	$279,401	6.873%	349.52	705	75.58%
6 Months	45,141,998	126	2.27	358,270	7.008	356.26	699	72.73
7 Months	7,124,572	19	0.36	374,977	6.722	358.02	724	70.83
12 Months	451,448,327	1,440	22.70	313,506	6.767	355.90	694	76.81
24 Months	638,741,440	2,314	32.11	276,033	6.708	357.65	678	77.73
36 Months	259,542,851	1,025	13.05	253,213	6.660	357.22	691	76.23
60 Months	50,335,054	154	2.53	326,851	6.845	354.36	704	73.26
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
121 - 180	$42,837,640	555	2.15%	$77,185	10.238%	175.88	696	92.49%
181 - 240	1,774,328	11	0.09	161,303	7.025	238.49	685	76.40
301 - 360	1,944,451,338	6,433	97.76	302,262	6.694	358.94	692	76.14
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the mortgage loans was approximately 355 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Unknown	$4,571,263	23	0.23%	$198,751	7.069%	358.03	N/A	70.21%
> 820	1,284,720	3	0.06	428,240	6.386	360.00	828	76.66
801 - 820	20,310,859	59	1.02	344,252	6.306	358.06	806	67.04
781 - 800	72,713,797	221	3.66	329,022	6.451	356.25	789	72.36
761 - 780	125,058,981	382	6.29	327,380	6.485	355.48	769	73.91
741 - 760	157,167,695	531	7.90	295,984	6.582	354.33	750	75.28
721 - 740	191,600,140	636	9.63	301,258	6.547	354.77	730	75.70
701 - 720	230,859,493	784	11.61	294,464	6.732	353.92	710	76.92
681 - 700	276,067,162	943	13.88	292,754	6.782	353.14	690	76.42
661 - 680	258,675,052	912	13.00	283,635	6.844	354.48	670	77.37
641 - 660	345,591,806	1,336	17.37	258,677	6.891	355.32	650	77.97
621 - 640	249,525,824	948	12.54	263,213	7.013	356.10	631	78.16
601 - 620	43,538,562	168	2.19	259,158	7.108	358.89	614	75.90
581 - 600	11,086,600	45	0.56	246,369	7.391	358.72	591	74.52
561 - 580	511,374	4	0.03	127,844	8.062	358.46	576	80.23
541 - 560	327,476	3	0.02	109,159	9.721	344.09	553	78.53
521 - 540	172,500	1	0.01	172,500	9.875	360.00	535	75.00
Total	$1,989,063,306	6,999	100.00%	$284,192	6.770%	354.89	692	76.49%

As of the Cut-off Date, the weighted average credit score of the mortgage loans was approximately 692.

Range of Months to First Roll*

Range of Months	WA MTR	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1 – 6	4	$137,073,228	365	8.29%	$375,543	6.627%	358.96	695	75.14%
7 – 12	12	248,950,889	737	15.05	337,790	6.562	359.45	694	77.78
13 – 18	17	1,145,648	6	0.07	190,941	6.036	353.00	685	79.43
19 – 24	23	884,681,729	3,133	53.50	282,375	6.812	358.85	680	77.75
25 – 31	31	1,144,720	4	0.07	286,180	6.520	354.53	679	82.71
32 – 37	35	140,850,215	471	8.52	299,045	6.596	358.78	694	76.83
50 – 55	55	704,694	4	0.04	176,174	6.185	355.00	704	77.10
56 – 61	59	223,269,409	693	13.50	322,178	6.543	358.99	710	73.86
80 – 85	83	10,733,199	23	0.65	466,661	5.916	359.39	730	69.61
Greater than 85.00	119	5,066,247	17	0.31	298,015	6.258	358.73	726	70.63
Total		$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

______________

As of the Cut-off Date, the weighted average months to first roll of the mortgage loans was approximately 26 months.

*Excludes fixed rate mortgage loans.

Next Interest Adjustment Date

Next Interest Adjustment Date	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
January 2006	$23,232,082	54	1.40%	$430,224	6.551%	358.43	688	72.58%
February 2006	1,894,781	6	0.11	315,797	6.141	356.00	722	82.46
March 2006	2,974,139	9	0.18	330,460	6.221	356.46	689	69.71
April 2006	17,689,763	46	1.07	384,560	6.465	358.00	686	74.69
May 2006	44,734,865	130	2.71	344,114	6.696	358.96	698	75.30
June 2006	37,889,889	98	2.29	386,632	6.706	359.85	694	76.32
July 2006	8,907,281	23	0.54	387,273	6.675	359.86	708	77.22
August 2006	258,300	1	0.02	258,300	6.750	356.00	649	80.00
September 2006	3,146,953	10	0.19	314,695	6.361	357.00	678	78.26
October 2006	9,112,698	30	0.55	303,757	6.239	358.00	678	75.53
November 2006	90,518,207	267	5.47	339,020	6.410	359.00	694	77.81
December 2006	107,256,260	323	6.49	332,063	6.660	359.85	693	78.04
January 2007	38,408,899	105	2.32	365,799	6.741	360.00	700	77.45
March 2007	195,519	2	0.01	97,760	5.750	351.00	678	86.15
May 2007	555,829	2	0.03	277,914	5.834	353.00	712	80.00
June 2007	394,300	2	0.02	197,150	6.463	354.00	649	75.30
July 2007	3,468,275	13	0.21	266,790	6.479	355.00	674	81.34
August 2007	11,218,653	41	0.68	273,626	6.359	356.09	681	79.13
September 2007	45,551,495	174	2.75	261,790	6.521	357.04	688	77.41
October 2007	188,105,544	695	11.38	270,655	6.694	358.02	676	78.37
November 2007	446,712,043	1,561	27.01	286,170	6.797	359.00	677	77.93
December 2007	164,427,549	557	9.94	295,202	7.016	359.98	689	76.70
January 2008	25,198,170	92	1.52	273,893	7.425	360.00	688	76.29
June 2008	542,220	2	0.03	271,110	6.081	354.00	689	80.00
July 2008	602,500	2	0.04	301,250	6.916	355.00	670	85.15
August 2008	2,050,030	10	0.12	205,003	6.254	356.00	699	79.62
September 2008	8,478,636	29	0.51	292,367	6.639	357.05	694	72.33
October 2008	36,812,059	143	2.23	257,427	6.609	358.02	683	78.59
November 2008	65,405,962	203	3.96	322,197	6.504	359.00	700	76.12
December 2008	25,939,228	76	1.57	341,306	6.746	360.00	695	77.10
January 2009	2,164,300	10	0.13	216,430	7.552	360.00	671	80.19
July 2010	704,694	4	0.04	176,174	6.185	355.00	704	77.10
August 2010	3,928,913	20	0.24	196,446	6.689	356.00	699	77.09
September 2010	5,859,165	24	0.35	244,132	7.036	357.00	686	72.82
October 2010	46,478,459	157	2.81	296,041	6.850	358.00	711	75.59
November 2010	99,647,431	329	6.03	302,880	6.501	359.00	703	74.06
December 2010	63,464,692	149	3.84	425,938	6.302	360.00	725	72.02
January 2011	3,890,750	14	0.24	277,911	7.000	360.00	693	76.11
October 2012	1,016,000	2	0.06	508,000	5.642	358.00	749	80.00
November 2012	4,510,099	12	0.27	375,842	6.244	359.00	732	63.20
December 2012	5,207,100	9	0.31	578,567	5.685	360.00	726	73.13
October 2015	1,534,400	2	0.09	767,200	5.750	358.00	779	60.04
November 2015	3,359,999	14	0.20	240,000	6.472	359.00	705	74.98
December 2015	171,848	1	0.01	171,848	6.625	360.00	655	80.00
Total	$1,653,619,978	5,453	100.00%	$303,250	6.696%	358.96	689	76.86%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.